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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



    We consent to the use in this Amendment No. 2 to Registration Statement No. 33-55369 of Fleming Companies, Inc. on Form S-3 of our report dated February 10, 1994, (October 1, 1994 as to Subsidiary Guarantors note) appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP



Oklahoma City, Oklahoma


November 17, 1994